Exhibit 99.1

AmeriCredit Corp.

Composition of the Receivables

2010-A Final Cut

3/25/2010

	New		Used		Total
Aggregate Principal Balance (1)	$62,294,699.33		$175,805,158.56		$238,099,857.89
Number of Receivables in Pool	2,951		11,319		14,270
Percent of Pool by Principal Balance	26.16%		73.84%		100.00%
Average Principal Balance	$21,109.69		$15,531.86		$16,685.34
Range of Principal Balances	($666.25 to $75,031.38)		($250.35 to $61,127.33)
Weighted Average APR (1)	16.04%		17.95%		17.45%
Range of APRs	(3.40% to 27.30%	)	(6.00% to 28.00%	)
Weighted Average Remaining Term	67		64		65
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)
Weighted Average Original Term	72		67		68
Range of Original Terms	(36 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

Distribution of the Receivables by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (3)	Credit Bureau Score (2)	Percent of Aggregate Principal Balance (3)
	<215	1.61%
	215-224	11.13%	<540	17.12%
	225-244	37.72%	540-599	43.98%
	245-259	23.40%	600-659	32.47%
	260+	26.14%	660+	6.43%

Weighted Average Score	248		586

(1)	Proprietary credit score, scaled from 135 to 320, developed and utilized by AmeriCredit to support the credit approval and pricing process.
(2)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.
*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by APR as of the Cutoff Date

2010-A Final Cut

3/25/2010

APR Range	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
3.000%-3.999%	1,491.74	0.00%	1	0.01%
6.000%-6.999%	176,254.34	0.07%	11	0.08%
7.000%-7.999%	558,462.89	0.23%	24	0.17%
8.000%-8.999%	739,167.87	0.31%	34	0.24%
9.000%-9.999%	1,798,936.48	0.76%	92	0.64%
10.000%-10.999%	1,456,860.17	0.61%	76	0.53%
11.000%-11.999%	3,616,868.33	1.52%	170	1.19%
12.000%-12.999%	7,503,726.72	3.15%	400	2.80%
13.000%-13.999%	13,581,395.60	5.70%	714	5.00%
14.000%-14.999%	23,978,010.31	10.07%	1,336	9.36%
15.000%-15.999%	27,659,302.85	11.62%	1,544	10.82%
16.000%-16.999%	27,380,832.26	11.50%	1,586	11.11%
17.000%-17.999%	25,941,390.72	10.90%	1,586	11.11%
18.000%-18.999%	37,610,040.77	15.80%	2,287	16.03%
19.000%-19.999%	19,772,545.50	8.30%	1,277	8.95%
20.000%-20.999%	15,934,223.74	6.69%	1,056	7.40%
21.000%-21.999%	12,936,117.33	5.43%	867	6.08%
22.000%-22.999%	7,240,806.27	3.04%	477	3.34%
23.000%-23.999%	5,560,142.24	2.34%	386	2.70%
24.000%-24.999%	3,496,182.76	1.47%	258	1.81%
25.000%-25.999%	838,899.42	0.35%	65	0.46%
26.000%-26.999%	231,799.17	0.10%	17	0.12%
27.000%-27.999%	74,441.68	0.03%	5	0.04%
28.000%-28.999%	11,958.73	0.01%	1	0.01%

TOTAL	238,099,857.89	100.00%	14,270	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.
*	Receivable information is through close of business on date indicated.

AmeriCredit Corp.

Distribution of the Receivables by Geographic Location of Obligor

2010-A Final Cut

3/25/2010

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Alabama	3,854,109.48	1.62%	212	1.49%
Arizona	6,784,149.36	2.85%	388	2.72%
Arkansas	2,527,221.08	1.06%	147	1.03%
California	24,687,003.11	10.37%	1,445	10.13%
Colorado	5,521,338.57	2.32%	325	2.28%
Connecticut	1,038,343.15	0.44%	64	0.45%
Florida	15,585,983.36	6.55%	966	6.77%
Georgia	7,183,397.09	3.02%	401	2.81%
Illinois	10,753,657.62	4.52%	648	4.54%
Indiana	5,039,279.22	2.12%	334	2.34%
Iowa	1,280,796.45	0.54%	78	0.55%
Kansas	1,517,105.36	0.64%	93	0.65%
Kentucky	4,244,786.00	1.78%	264	1.85%
Louisiana	4,521,787.17	1.90%	263	1.84%
Maryland	4,975,806.51	2.09%	296	2.07%
Massachusetts	3,380,728.97	1.42%	218	1.53%
Michigan	8,115,993.35	3.41%	533	3.74%
Minnesota	2,965,719.59	1.25%	194	1.36%
Mississippi	1,790,007.24	0.75%	109	0.76%
Missouri	5,419,514.98	2.28%	350	2.45%
Nevada	2,500,391.77	1.05%	137	0.96%
New Jersey	6,206,311.43	2.61%	373	2.61%
New Mexico	2,289,769.13	0.96%	136	0.95%
New York	9,267,280.00	3.89%	572	4.01%
North Carolina	5,524,533.93	2.32%	335	2.35%
Ohio	11,137,360.35	4.68%	768	5.38%
Oklahoma	3,798,984.79	1.60%	207	1.45%
Oregon	1,604,455.51	0.67%	106	0.74%
Pennsylvania	10,458,852.23	4.39%	685	4.80%
South Carolina	1,113,286.90	0.47%	77	0.54%
Tennessee	3,725,745.05	1.56%	228	1.60%
Texas	37,425,568.52	15.72%	1,963	13.76%
Virginia	4,581,673.68	1.92%	278	1.95%
Washington	5,033,478.08	2.11%	303	2.12%
West Virginia	1,458,908.16	0.61%	91	0.64%
Wisconsin	3,249,309.91	1.36%	214	1.50%
Other (3)	7,537,220.79	3.17%	469	3.29%

TOTAL	$238,099,857.89	100.00%	14,270	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.
*	Receivable information is through close of business on date indicated.

2010-A Final Cut

Distribution by Manufacturer

Manufacturer	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Bmw	$2,518,750.12	1.06%	115	0.81%
Cadillac	5,747,688.10	2.41%	266	1.86%
Chevrolet	45,481,349.94	19.10%	2,656	18.61%
Chrysler	10,619,789.95	4.46%	723	5.07%
Dodge	26,159,898.27	10.99%	1,582	11.09%
Ford	27,634,762.14	11.61%	1,718	12.04%
Gmc	8,487,493.78	3.56%	408	2.86%
Honda	6,778,939.68	2.85%	400	2.80%
Hyundai	7,115,201.24	2.99%	471	3.30%
Jeep	10,181,010.15	4.28%	594	4.16%
Kia	16,003,458.45	6.72%	963	6.75%
Mazda	4,499,273.14	1.89%	296	2.07%
Mercedes	3,776,411.85	1.59%	153	1.07%
Mitsubishi	3,334,338.57	1.40%	230	1.61%
Nissan	19,076,116.89	8.01%	1,103	7.73%
Pontiac	5,493,320.09	2.31%	452	3.17%
Saturn	3,818,818.67	1.60%	290	2.03%
Toyota	11,011,552.58	4.62%	638	4.47%
Volkswagen	2,408,572.22	1.01%	159	1.11%
Other (3)	17,953,112.06	7.54%	1,053	7.38%

Total	$238,099,857.89	100.00%	14,270	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per manufacturer.

Distribution of the Automobile Loan Contracts by Vehicle Segment

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	$1,596,617.63	0.67%	101	0.71%
Full-Size Van/Truck	31,616,259.84	13.28%	1,571	11.01%
Full-Size SUV	17,848,266.63	7.50%	809	5.67%
Mid-Size Car	61,992,738.26	26.04%	3,928	27.53%
Mid-Size SUV	59,732,370.32	25.09%	3,431	24.04%
Economy/Compact Car	33,343,521.25	14.00%	2,478	17.37%
Compact Van/Truck	14,583,721.19	6.13%	1,022	7.16%
Sports Car	17,041,131.42	7.16%	912	6.39%
Segment Unavailable (4)	345,231.35	0.14%	18	0.13%

Total	$238,099,857.89	100.00%	14,270	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time of the statistic

LTV Distribution:

LTV Distribution(1)	Pct. Of Total (2)
<100	22.12%
100-109	18.67%
110-119	23.61%
120-129	21.62%
130-139	11.80%
140-149	2.01%
150+	0.18%

Total	100.00%

Weighted Average LTV	112.59%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the value of the vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or Kelly Blue Book “Trade-In” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.

Delinquency Experience Regarding the Final Pool

2010-A Final Cut

Number of times ever 31 to 60 days delinquent	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts
0	$216,442,678.68	90.90%	12,235	85.74%
1	2,743,502.49	1.15%	171	1.20%
2+	18,913,676.72	7.94%	1,864	13.06%

Total	$238,099,857.89	100.00%	14,270	100.00%

Number of times ever 61 to 90 days delinquent
0	$222,925,542.24	93.63%	12,733	89.23%
1	3,176,024.46	1.33%	296	2.07%
2+	11,998,291.19	5.04%	1,241	8.70%

Total	$238,099,857.89	100.00%	14,270	100.00%

Number of times ever greater than 91 days delinquent
0	$232,133,161.16	97.49%	13,659	95.72%
1	2,864,804.57	1.20%	295	2.07%
2+	3,101,892.16	1.30%	316	2.21%

Total	$238,099,857.89	100.00%	14,270	100.00%